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                                                                   EXHIBIT 10.21

                               SEAGATE TECHNOLOGY

               DEFERRED COMPENSATION PLAN FOR CORPORATE OFFICERS
                                  PLAN SUMMARY

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PLAN PURPOSE                    To provide a tax deferred capital accumulation
                                opportunity through deferrals of salary and bonus awards. To provide a competitive benefit to retain highly compensated employees of Seagate.

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FIRST PLAN YEAR                 July 1, 2000 through December 31, 2000.

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SUBSEQUENT PLAN YEARS           January 1 through December 31.

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ADMINISTRATION COMMITTEE        Appointed Committee (401k).

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ELIGIBILITY FOR PARTICIPATION   -  A select group of highly compensated
                                   employees including all Vice Presidents, or equivalent (other high level technical positions) and above.

                                - Members of the Seagate Technology Board of Directors or other companies as specified.

                                - Newly eligible employees will be notified by the company of their eligibility and have 60 days to complete their deferral election for participation in the current Plan year.

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SOURCES OF DEFERRALS            -  Up to 100% of annual base salary, director
                                   fees, commissions and/or bonuses.

                                -  Minimum election - $5,000 per year of
                                   deferral. Minimum deferral can be satisfied from salary and/or variable compensation.

                                -  Minimum Deferral for Plan year 2000 is
                                   $2,500.

                                   -  The minimum deferral requirement for
                                      participants joining the Plan mid-year
                                      will be pro-rated based upon the number of months remaining in the Plan year.

                                -  No deferral election shall reduce a
                                   participant's compensation below the amount necessary to satisfy the following obligations:

                                   -  Applicable employment taxes (e.g., FICA/
                                      Medicare) on amounts deferred.

                                   -  Benefit Plan withholding requirements.

                                   -  Income tax withholding for compensation
                                      that cannot be deferred.

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DEFERRAL ELECTIONS SALARY OR    -  For the 2000 Plan year, initial elections
DIRECTOR FEES:                     must be filed by June 16, 2000 to be
                                   effective beginning with the July 20, 2000 pay date.

                                - Subsequent elections to be filed by the open enrollment forms due date of the year prior to the year the salary or director fees are paid.

                                - All deferrals are credited to the Plan year in which they are paid.

                                - Newly eligible employees may file an election within 60 days of date of hire or being notified by the Company of their eligibility, otherwise they may elect to defer salary in a subsequent annual open enrollment.

                                -  Deferrals must be elected for each Plan year.

                                - Salary or Director Fee deferral elections are revocable.

                                BONUS AND COMMISSION:

                                - For the 2000 Plan year, initial elections must be filed by June 16, 2000 for bonus and commissions to be paid in 2000.

                                - All deferrals are credited to the Plan year in which they are paid.

                                - Subsequently, elections are to be filed by the open enrollment forms due date of the year prior to the year the bonus and/or commissions are paid.

                                - Newly eligible employees may file an election within 60 days of being notified by the Company of their eligibility, otherwise they may elect to defer bonus and commissions in a subsequent annual open enrollment.

                                -  Deferrals must be elected for each Plan year.

                                - Bonus and commission deferral elections are irrevocable.

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SOURCES OF                      Discretionary Company contributions may be made
COMPANY CONTRIBUTIONS           as special incentives or rewards subject to a
                                vesting schedule specified at the time of contribution.

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DEFERRAL ACCOUNT                Amounts of salary and variable compensation
                                deferrals will be credited to a participant's account on the day of payroll deduction.

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INVESTMENT OPTIONS              -  Participants shall specify that their
                                   Deferral Account be deemed to be invested in one or more of the benchmark funds available.

                                -  The Company has the right to change the
                                   benchmark funds from time to time.


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                                -  Each year's deferrals may have a separate
                                   investment allocation.

                                - The net investment earnings credited to the Deferral Account is the net investment return of the applicable benchmark funds.

                                -  Investment allocations may be changed daily.

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EARNINGS (LOSSES) CREDITED      Credited using daily unit values of the
TO DEFERRAL ACCOUNT             applicable benchmark funds selected by the
                                participant.

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VESTING                         Employee Deferrals, Company contributions, if
                                any, and net investment returns credited to Deferral Accounts will vest as follows:

                                - Participants will vest immediately in their own voluntary deferrals.

                                -  Vesting schedules for any Company
                                   contributions will be established by the Company at the time the contribution is determined.

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DISTRIBUTION OF ACCOUNT         Each year's deferrals and earnings thereon may
BALANCES                        have a separate distribution schedule.

                                - A participant may elect to receive that Plan year's deferrals and earnings thereon either at termination, January following termination, or at a specified date while employed.

                                - The election to receive payment of a Plan year's deferrals and earnings thereon at termination is irrevocable.

                                TERMINATION/LONG-TERM DISABILITY

                                In the event of a termination of employment, or long-term disability (as defined in the Company's Long-term disability plan), the normal form of distribution will be a single lump sum. Participants may elect an optional form of distribution. The optional forms of distribution include quarterly installments spanning 5, 10, or 15 years. The form of distribution (lump sum or quarterly installments) or commencement date may be modified with at least one years' advance notice.

DISTRIBUTION OF ACCOUNT         -  The form of distribution and commencement
BALANCES (CONTINUED)               date elected for termination will apply to
                                   all Plan year's deferrals, except for any Plan year's election to receive the Plan year's deferrals and earnings thereon as a Scheduled In-Service Withdrawal. At the time of termination, the most recent effective election (on file for



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                                   one year or longer) will supercede all other
                                   elections and govern the form of termination distribution payment.

                                Distributions commence as soon as practicable after the first day of the month following the end of the quarter in which the termination occurs or January following termination as elected by the participant. Distributions are taxable when received. Notwithstanding any of the above, if no election is on file for a participant or if a participant's Account balance is $50,000 or less, then the account will be distributed in a single lump sum.

                                SCHEDULED IN-SERVICE WITHDRAWALS

                                -  A participant may elect to receive a
                                   distribution from the Plan while still
                                   employed. Each year of deferrals and earnings thereon may have a separate distribution schedule.

                                - A specific distribution commencement year can be elected, at the time of the deferral election, as long as the distribution commencement year elected is a minimum of two years beyond the end of the deferral Plan year to which the Scheduled In-Service Withdrawal election is attached.

                                -  A participant may elect to receive the
                                   distribution in a lump sum payment or in annual installments over a 2-, 3-, 4-, or 5-year period.

                                   -  The form of distribution (lump sum or
                                      annual installments) may be amended up to one year prior to the elected distribution commencement date by providing the Company with written notice on a form to be provided by TBG Financial.

                                   -  Lump sum distributions will be paid in
                                      January of the year specified on the
                                      election form. Annual installment
                                      distributions will commence in January of the year specified on the election form.

DISTRIBUTION OF ACCOUNT            -  Notwithstanding the above, if a
BALANCES (CONTINUED)                  participant's total distribution for a
                                      specific Scheduled In-Service Withdrawal year is $25,000 or less, payment will be in the form of a single lump sum.

                                - The specific distribution commencement year elected can be changed or postponed to a later future year with at least one year's advance notice.

                                - If a participant terminates employment prior to the Scheduled Withdrawal Date, that portion of the participant's Deferral Account will be distributed on termination of employment in the form of distribution previously selected and qualified to receive.


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                                -  If a participant terminates employment in the
                                   midst of receiving scheduled withdrawal
                                   installments, the remaining installments will be accelerated and paid out according to the effective termination distribution election on file.

                                NONSCHEDULED IN-SERVICE WITHDRAWALS

                                -  These are unplanned distributions.

                                   -  Participants may request a Nonscheduled
                                      In-Service Withdrawal of up to 100% of his or her vested Account balance. 10% of the requested amount will be forfeited; and

                                   - Participants electing such a distribution will be ineligible to participate in the Plan for the balance of the Plan year and the following Plan year.

                                   - Nonscheduled In-Service Withdrawals must be approved by Administrative Committee.

                                HARDSHIP WITHDRAWALS are permitted without penalty subject to approval by the Administration Committee but can be granted only for the following reasons:

                                -  Participant's or dependent's illness or
                                   accident;

                                -  Casualty loss of participant's property;

                                - Other similar circumstances arising out of events beyond the control of the participant; and

                                Participants electing such a distribution will be ineligible to participate in the Plan for the balance of the Plan year and the following Plan year.

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RABBI TRUST                     -  A Rabbi Trust provides security of the
                                   Deferred Compensation Plan benefits from the risk of change in control and repudiation.

                                - The Rabbi Trust receives the participant's deferrals and invests the cash.

                                -  The Rabbi Trust owns all assets.

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DEATH BENEFIT                   -  If an active participant dies, the Account
                                   balance, including any remaining In-Service
                                   Withdrawal installments and all vested and unvested Company contributions, will be paid in a lump sum to named beneficiaries, subject to ordinary income taxes.

                                -  If a terminated participant receiving
                                   installment distributions dies, the
                                   beneficiary will be paid the remaining
                                   balance as a lump sum.

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RISK OF LOSS                    All amounts deferred under the Plan and earnings
                                on these amounts are Company assets. In the event of the Company's bankruptcy or insolvency, the rights of Plan participants would be no greater than those of general unsecured creditors of the Company.

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PLAN AMENDMENT                  The Plan may be amended or terminated
                                at any time, except that no such modification or termination shall reduce any amounts then credited to a participant's Account.

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